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                                                                   EXHIBIT 10.11


                                      LEASE

                                500 THIRD STREET

                          INTEREAL CORPORATION, AGENTS
                                 (415) 778-3900

         THIS LEASE, made on July 22,1996, between 500 Third Street Associates, herein called Lessor and Organic Online, Inc., herein called Lessee.

         THIS LEASE is subject to the terms, covenants and conditions herein set forth and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

                                   WITNESSETH:

                                    ARTICLE 1

                                    PREMISES

         Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein a portion of that certain real property situated in the City and County of San Francisco, State of California, commonly known as the 500 Third Street Building, located at the Northeast corner of Third and Bryant Streets. Said portion is more particularly described as: 510 THIRD STREET, SUITE 540/548/550/560 a suite of approximately 6,519 SQUARE FEET, as diagrammed on Exhibit "B" attached to and made a part of this lease. Said real property, including the land and the improvements therein or so much as Lessee is entitled to occupy or use under terms of this lease, is herein called "the Premises".

                                    ARTICLE 2

                                      TERM

         Except as otherwise provided in this Lease, the term of this Lease shall be two (2) years commencing on October 1, 1995 and ending on September 36,1997 unless sooner terminated pursuant to any provisions hereof.

                                    ARTICLE 3

                                   POSSESSION

         Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this



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Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

                                    ARTICLE 4

                                    BASE RENT

         Lessee shall pay to Lessor as base rent for the Premises the sum of Four Thousand Five Hundred Fourteen Dollars and 00/100 ($4,514.00), commencing October 1, 1995, in advance on or before the first day of each calendar month of the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States. Base rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment calculated on a 30-day month basis and payable in advance.

                                   ARTICLE 5

                                SECURITY DEPOSIT

         Lessee has deposited with Lessor the sum of Four Thousand Five Hundred Fourteen Dollars and 00/100 ($4,514.00). Said sum shall be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants, and conditions of this Lease to be kept and performed by Lessee during the term hereof. If Lessee defaults with respect to any provision of this lease, including, but not limited to the provisions relating to the payment of rent, Lessor may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Lessor may spend or become obligated to spend by reason of Lessee's default, or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of said deposit is so used or applied, Lessee shall within five
(5) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep this security deposit separate from its general funds, and Lessee shall not be entitled to interest on such deposit. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Lessee (or, at Lessor's option, to the last assignee of Lessee's interest hereunder) at the expiration of the Lease term.



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In the event of termination of Lessor's interest in this Lease, Lessor shall transfer said deposit to Lessor's successor in interest.

                                   ARTICLE 6

                                RENT ADJUSTMENTS

         Notwithstanding anything contained in this Article, the rental payable by Lessee shall in no event be less than the base rent specified in Article four
(4) herein above. For the purposes of this Article-the following terms are defined as follows:

         Base Year:          The calendar year in which this Lease term
                             commences, (1996).

         Comparison Year.    Each calendar year of the term after the Base Year.

         A. Direct Expenses: All direct costs of operation and maintenance, as determined by generally accepted accounting practices, shall include the following costs by way of illustration, but not be limited to: real property taxes and assessments; rent taxes, gross receipt taxes, (whether assessed against the Lessor or assessed against the Lessee and collected by the Lessor, or both), water and sewer charges, insurance premiums, utilities, janitorial services, labor, costs incurred in the management of the Building, if any, air conditioning & heating, elevator maintenance, supplies, material, equipment, and tools, including maintenance, costs, and upkeep of all parking and common areas. ("Direct Expenses" shall not include depreciation on the Building of which the Premises are a part or equipment therein, loan payments, executive salaries or real estate brokers' commissions, or costs paid directly by Lessee).

         If the Direct Expenses paid or incurred by the Lessor for the Comparison Year on account of the operation or maintenance of the Building of which the Premises area part are in excess of the Direct Expenses paid or incurred for the Base Year, then the Lessee shall pay 4.34% of the increase. This percentage is that portion of the total rentable area of the Building occupied by the Lessee hereunder. Lessor shall endeavor to give to Lessee on or before the first day of March of each year following the respective Comparison Year a statement of the increase in rent payable by Lessee hereunder, but failure by Lessor to give such statement by said date shall not constitute a waiver by Lessor of its right to require an increase in rent. Upon receipt of the statement for the first Comparison Year, Lessee shall pay in full the total amount of increase due for the first Comparison Year, and in addition for the then current year, the amount of any such increase shall be used as an estimate for said current year and this amount shall be divided into twelve (12) equal monthly installments and Lessee shall pay to Lessor, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of such payment, both months inclusive. Subsequent installments shall be payable



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concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next Comparison Year's statement is rendered. If the next or any succeeding Comparison Year results in a greater increase in Direct Expenses, then upon receipt of a statement from Lessor, Lessee shall pay a lump sum equal to such total increase in Direct Expenses over the Base Year, less the total of the monthly installments of estimated increases paid in the previous calendar year for which comparison is then being made to the Base Year; and the estimated monthly installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect such increase. If in any Comparison Year the Lessee's share of Direct Expenses be less than the preceding year, then upon receipt of Lessor's statement, any overpayment made by Lessee on the monthly installment basis provided above shall be credited towards the next monthly rent falling due and the estimated monthly installments of Direct Expenses to be paid shall be adjusted to reflect such lower Direct Expenses for the most recent Comparison Year. Even though the term has expired and Lessee has vacated the Premises, when the final determination is made of Lessee's share of Direct Expenses for the year in which this Lease terminates, Lessee shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made in the event said expenses decrease shall be immediately rebated by Lessor to Lessee.

         B. C.P.I. In addition, on October 1, 1996 and each anniversary date thereafter the base rent as set forth in Article four (4) above shall be annually increased by the percentage of increase, if any, in the Consumer Price Index for revised urban wage earners and clerical workers - San Francisco Oakland Area -- as published by the United States Department of Labor's Bureau of Labor Statistics. The base period, for comparison purposes of such adjustment, shall be January 1995, the base index for which is 447.7. The comparison period shall be April 1, 1996 and each January thereafter. Should the aforementioned Index be discontinued the parties shall select another similar Index which reflects consumer prices and if the parties cannot agree on another Index it shall be selected by binding arbitration. (By way of illustration only, if the January figure in which this Lease is executed is 140 and the January 1986 figure is 160, then the monthly rent payable for the ensuing calendar year shall be increased by 14.29%).

         C. UTILITIES. Lessee shall pay prior to delinquency for all water, gas, hear, light, power, telephone, sewage, air conditioning and ventilating, scavenger, janitorial, landscaping and all other materials and utilities supplied to the Premises. If any such services are not separately metered to Lessee, Lessee shall pay a pro rata share of all charges which are jointly metered, the determination to be made by Lessor, and payment to be made by Lessee together with rent as estimated by Lessor. Pro rata share for purposes hereof shall be 4.34% and may be adjusted reasonably to reflect actual usage and cost.



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                                   ARTICLE 7

                                 PROPERTY TAXES

         Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

                                   ARTICLE 8

                                       USE

         The Premises shall be used and occupied by Lessee for only the following purposes and for no other purposes whatsoever without obtaining the prior written consent of Lessor: Multi Media software design, production space and computer server hosting.

         A. Lessee shall not do or permit anything to be done in or about the Premises which will increase the existing rate of insurance upon the Premises (unless Lessee shall pay any increased premium as a result of such use or acts) or cause the cancellation of any insurance policy covering said Premises or any building of which the Premises may be a part, nor shall Lessee sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance.

         B. Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of any building of which the Premises may be a part or injure or annoy them or use or allow the Premises to be used for any unlawful or objectionable purpose, not shall Lessee cause, maintain or permit any nuisance in, on or about the Premises Lessee shall not commit or suffer to be committed any waste in or upon the Premises.

         C. Lessee shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental rule or regulation or requirements or duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Lessee shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Lessee in any action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any law,



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statute, ordinance or governmental rule, regulation or covenant, shall be conclusive of that fact as between Lessor and Lessee.

         D. Lessee understands and acknowledges that using this premises as permanent lodging or residence is prohibited by this lease and by local zoning ordinances. Lessee further understands and acknowledges that Lessee may not "build out" or construct any tenant improvements in this premises incident to use of this premises as a residence, including, but not limited to, a kitchen or a bedroom. Lessee certifies that the premises shall not be used as a residence. Further, Lessee expressly agrees to indemnify the Lessor and to hold the Lessor harmless in the event Lessor is subject to any liability, either civil or criminal, including, but not limited to, any expense, fines, levies, liens or other assessments, expenses or liabilities incurred as a result of any proceeding by any person or governmental entity, as a result of Lessee's violation of these terms.

                                   ARTICLE 9

                              CONDITION OF PREMISES

         If the Premises are completed as of the date of execution hereof, then Lessee, by execution of this Lease, shall be deemed to have accepted the Premises in the condition existing as of the date of execution and in any event this Lease shall be subject to all applicable zoning ordinances and to any municipal, county and state laws and regulations governing and regulating the use of the Premises. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business.

                                   ARTICLE 10

                       MAINTENANCE, REPAIR AND ALTERATIONS

         Lessee shall keep in good order, condition and repair the Premises and every part thereof, structural and non structural, (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises including, without limiting the generality of the foregoing, all plumbing, air conditioning, (Lessee shall procure and maintain, at Lessee's expense, an air conditioning system maintenance contract, if applicable) ventilating, electrical, lighting facilities and equipment within the Premises, fixtures, walls, (interior and exterior), ceilings, floors, windows, doors, plate glass and skylights located within the Premises.

         A. Lessor's Rights. If Lessee fails to perform Lessee's obligations under this Article 10, or under any other paragraph of the Lease, Lessor shall at its option provide reasonable time for Lessee to cure and (but shall not be required to) enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair,



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and the cost thereof together with interest thereon at the maximum rate then allowable by law shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

         B. Lessor's Obligations. Except for the obligations of Lessor under
Article 9 (relating to Lessor's warranty), Article 14 (relating to destruction of the Premises) and under Article 15 (relating to condemnation of the Premises), it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises EXCEPT LESSOR SHALL MAINTAIN STRUCTURAL ELEMENTS OF THE PREMISES located thereon nor the equipment therein, all of which obligations are intended to be that of the Lessee under Article 10 hereof. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

         C. Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding $2,500 in cumulative costs during the term of this Lease, EXCEPT AS AGREED BETWEEN PARTIES IN WRITING. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent.

                  (1) As used in this Article 10 (C) the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee" remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations or improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

                  (2) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.



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                  (3) Lessee shall pay, when due, all claims for labor or
materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

                  (4) Unless Lessor requires their removal, as set forth in
Article 10 (C), all alterations, improvement, additions and which may be made on the Premises, shall become the property of the Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Article 10 (C), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Article 11.

                                   ARTICLE 11

                              SURRENDER OF PREMISES

         On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises, occasioned by the installation or removal of Lessee's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distributions systems, lighting fixtures, plumbing and on the Premises in the same condition as received.

                                   ARTICLE 12

                               LIABILITY INSURANCE

         Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all area appurtenant thereto. The limit of said insurance shall not, however, limit the liability of the Lessee hereunder. Lessee may carry said insurance under a blanket policy, providing, however, said insurance by Lessee shall have a Lessor's protective liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance, Lessor may, but shall not



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be required to, procure and maintain same, but at the expense of the Lessee.
Insurance required hereunder, shall be in companies rated A+ or better in "Best's Insurance Guide". Lessee shall deliver to Lessor prior to occupancy of the Premises insurance with loss payable clauses satisfactory to Lessor. No policy shall be cancelable or subject to reduction of coverage except after ten
(10) days' prior written notice to Lessor.

                                   ARTICLE 13

                                   SUBROGATION

         As long as their respective insurers so permit, Lessor and Lessee hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

                                   ARTICLE 14

                              DAMAGE OR DESTRUCTION

         A. Partial Damage -- Insured. In the event improvements on the Premises are damaged by any casualty which is covered under an insurance policy required to be maintained pursuant to Article 13, then Lessor shall repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect.

         B. Partial Damage -- Uninsured. In the event the improvements on the Premises are damaged, except by a negligent or willful act or omission of Lessee, by any casualty not covered under an insurance policy required to be maintained pursuant to Section 14.2, then Lessor may, at Lessor's option, either:

                  (1) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or

                  (2) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of the damage. In the event Lessor elects to terminate this Lease pursuant to this Article 14 (B), Lessee shall have the right within ten (10) days after receipt of the required notice to notify Lessor in writing of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within the ten (10) day period, this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

         C. Total Destruction, If the Premises are totally destroyed during the term of this Lease from any cause whether or not covered by the insurance required under Article 13 (including any destruction required by any authorized public



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authority), this Lease shall automatically terminate as of the date of such total destruction.

         D. Damage Near End of The Term. If the Premises are partially destroyed or damaged during the last six (6) months of the term of this Lease, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

         E. Lessor's Obligations. The Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of any panelings, decorations, office fixtures, partitions, railings, ceilings, floor covering, equipment, machinery or fixtures or any other improvements or property installed in the Premises by, Lessee or at the direct or indirect expense of Lessee. Lessee shall be required to restore or replace same in the event of damage.

         F. Abatement of Rent; Lessee's Remedies.

                  (1) If the premises are partially destroyed or damaged and Lessor or Lessee repairs them pursuant to this Lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated in proportion to the extent to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration, except for gross negligence on the part of Lessor.

                  (2) If Lessor shall be obligated to repair or restore the Premises under this Section 14 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee at Lessee's option may cancel and terminate this Lease by written notice to Lessor at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

         G. Termination -- Advance Payments. Upon termination of this Lease pursuant to Article 14, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

                                   ARTICLE 15

                                  CONDEMNATION

         A. If the premises or any portion thereof are taken under the power of eminent domain, or sold by Lessor under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than ten percent (10%) of the floor area of any buildings on the Premises, or more than twenty-five percent (25%) of the land area



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of the Premises not covered with buildings, is taken by condemnation, either
Lessor or Lessee may terminate this Lease, as of the date the condemning authority takes possession, by notice in writing of such election within twenty
(20) days after Lessor shall have notified Lessee of the taking, or in the absence of such notice then within twenty (20) days after the condemning authority shall have taken possession.

         B. If this Lease is not terminated by either Lessor or Lessee then it shall remain in full force and effect as to the portion of the Premises remaining, provided the rent shall be reduced in the proportion that the floor area of the buildings taken within the Premises bears to the total floor area of all buildings located on the Premises. In the event this Lease is not so terminated then Lessor agrees, at Lessor's sole cost, to restore the Premises to a complete unit of like quality and character as existed prior to the condemnation as soon as reasonably possible. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of compensation for diminution of value of a leasehold or for the taking of the fee or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such in connection with such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

                                   ARTICLE 16

                                      LIENS

         Lessee shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. Lessor may require, at Lessor's sole option, that Lessee shall provide to Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times any and all estimated cost of any improvements, additions, or alterations in the Premises, to insure Lessor against any liability for mechanics' and materialmen's liens and to insure completion of the work.

                                   ARTICLE 17

                            ASSIGNMENT AND SUBLETTING

         Lessee shall not mortgage, pledge, hypothecate or encumber this Lease or any interest therein. Lessee shall not assign this Lease or sublet, or suffer any other person (the agents and servants of Lessee excepted) to occupy or use, the Premises, or any part thereof, or any right or privilege appurtenant thereto without the prior written consent of Lessor first had and obtained, which consent shall not be unreasonably withheld. Lessor's consent to one assignment or subletting shall not be deemed to be a consent to any subsequent assignment or subletting, nor shall Lessor's consent release Lessee from any of its obligations under this Lease unless



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such consent expressly so provides. Any assignment, subletting, occupation or use without the consent of Lessor shall be void and, at the option of Lessor, shall terminate this Lease.

         A. In the event at any time or times during the term of this Lease Lessee desires to sublet all or part of the Premises, Lessor reserves the prior right and option to:

                  (1) sublet from Lessee any portion of the premises proposed by Lessee to be sublet for the term for which such portion is proposed to be sublet but at the same rent (including escalation as provided for in Article 6 hereof) as Lessee is required to pay to Lessor under this Lease for the same space, computed on a pro rata of square footage basis or

                  (2) terminate this Lease as it pertains to the portion of the Premises so proposed by Lessee to be sublet. Lessee shall notify Lessor in writing if Lessee proposes to sublet all or any part of the Premises, designating the space proposed to be sublet and the terms of the proposed subletting. Lessor shall be allowed fifteen (15) days after Lessor's foregoing option. If Lessor fails to exercise its said option, all the provisions of
Article 17 subparagraph (1) above, respecting subletting, nevertheless shall be in full force and effect and nothing contained in this subparagraph (2) shall be construed as a waiver by Lessor of any of its rights under said subparagraph
(1).

         B. Lessor's foregoing right and option shall continue throughout the entire term of this Lease.

         C. In no event shall Lessee assign this Lease or sublet the Premises or any portion thereof to any then-existing lessee of the building.

                                   ARTICLE 18

                                  HOLD HARMLESS

         Lessee shall indemnify and hold harmless Lessor against and from any and all claims arising from Lessee's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Lessee in or about the Premises, and shall further indemnify and hold harmless Lessor against and from any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or negligence of the Lessee, or any officer, agent, employee, guest, or invitee of Lessee, and from all and against all cost, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action or proceeding brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor. Lessee as a material part of the consideration to Lessor hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Lessor's negligence, and Lessee hereby waives all claims in respect thereof against Lessor. Lessor or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Lessor, its agents, servants or employees. Lessor or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Lessee, nor shall Lessor be liable for any latent defect in the Premises or in the Building. Lessee shall give prompt notice to Lessor in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

                                   ARTICLE 19

                              RULES AND REGULATIONS

         Lessee shall faithfully observe and comply with the rules and regulations, indicated on Exhibit "A" attached hereto and hereby reference thereto made a part hereof, that Lessor shall from time to time promulgate. Lessor reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Lessee upon delivery of a copy of them to Lessee. Lessor shall not unreasonably be responsible to Lessee for the nonperformance of any said rules by any other tenants or occupants.

                                   ARTICLE 20

                                  HOLDING OVER

         If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of Lessor, such occupancy shall be a tenancy from month to month and a rental in the amount equal to 125% of the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

                                   ARTICLE 21

                                 ENTRY BY LESSOR

         Lessor reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Lessor to Lessee hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Lessor may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Lessee shall not be interfered with unreasonably. Lessee hereby waives any claim for damages or for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults, safes and files, and Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Lessee except for any failure to exercise due care for Lessee's property. Any entry to the Premises obtained by Lessor by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Lessee from the Premises or any portion thereof.

                                   ARTICLE 22

                                    ESTOPPEL

         Lessee shall at any time and from time to time upon not less than ten
(10) days' prior written notice from lessor execute, acknowledge and deliver to Lessor a statement in writing,

         A. A) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and

         B. acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of the Lessor hereunder, or specifying such defaults if any are claimed.

         Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

                                   ARTICLE 23

                                 RECONSTRUCTION

         In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Lessor agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that Lessee shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Lessee in the Premises. If the damage is due to the fault or neglect of Lessee or its employees, there shall be no abatement of rent.

         A. In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Lessor shall forthwith repair the same, provided the extent of the destruction be less than ten (10%) per cent of the full replacement cost, then Lessor shall have the option;

                  (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as herein above in this Article provided; or

                  (2) give notice to Lessee at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) days and no more than sixty
(60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Lessee in the Premises shall terminate on the date so specified in such notice and the rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Lessee in the Premises, shall be paid up to date of said such termination.

         B. Notwithstanding anything to the contrary contained in this Article, Lessor shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof. Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Lessee.

         C. The Lessee shall not be entitled to any compensation or damages from Lessor for loss of the use of the whole or any part of the Premises, Lessee's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

                                   ARTICLE 24

                              AUTHORITY OF PARTIES

         Corporate Authority. If Lessee is a corporation, each individual executing this lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

         Limited Partnerships. If the Lessor herein is a limited partnership, it is understood and agreed that any claims by Lessee on Lessor shall be limited to the assets of the limited partnership, and furthermore, Lessee expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

                                   ARTICLE 25

                                     DEFAULT

         The occurrence of any one or more of the following events shall constitute a default and breach of the Lease by Lessee.

         A. The vacating or abandonment of the Premises by Lessee.

         B. The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Lessor to Lessee.

         C. The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Lessee, other than described in Article 25 (B) above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonable required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

         D. The making by Lessee of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged in thirty (30) days.

                                   ARTICLE 26

                               REMEDIES IN DEFAULT

         In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with notice but without limiting Lessor in the exercise of a right or remedy which Lessor may have by reason of such default or breach:

         A. Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, any real estate commission actually paid;

the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonable avoided; that portion of the leasing commission paid by Lessor and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten (10%) per cent per annum. In the event Lessee shall have abandoned the Premises, Lessor shall have the option of:

                  (1) taking possession of the Premises and recovering from Lessee the amount specified this paragraph, or

                  (2) proceeding under the provision of the following Article 26
(B).

         B. Maintain Lessee's right to possession, in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

         C. Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decision of the State in which the Premises are located.

                                   ARTICLE 27

                               GENERAL PROVISIONS

                           (i) Plats and Riders. Clauses, plats and riders, if
any, signed by the Lessor and the Lessee and endorsed on or affixed to this Lease are a part hereof.

                           (ii) Waiver. The waiver by Lessor of any term,
covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of the Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of the acceptance of such rent.

         C. Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Lessee to the Lessor shall be sent by United States Mail, postage prepaid, addressed to the Lessor at the Office of the Building, or to such other person or place as the Lessor may from time to time designate in a notice to the Lessee.

         D. Joint Obligation. If there be more than one Lessee the obligations hereunder imposed upon Lessees shall be joint and several.

         E. Marginal Headings. The marginal headings and Article titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

         F. Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

         G. Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties thereto.

         H. Recordation. Neither Lessor nor Lessee shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

         I. Quiet Possession. Upon Lessee paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

         J. Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after said amount is due, then Lessee shall pay to Lessor a late charge equal to ten (10%) per cent of such over due amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Lessor will incur by reason of the late payment by Lessee. Acceptance of such late charges by the Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

         K. Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

         L. Inability to Perform. This Lease and the obligations of the Lessee hereunder shall not be affected or impaired because the Lessor is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Lessor.

         M. Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

         N. Sale of Premises by Lessor. In the event of any sale of the Building, Lessor shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Lessor under this Lease.

         O. Subordination, Attornment. Upon request of the Lessor, Lessee will in writing subordinate its rights hereunder to the lien of any first mortgage, or first deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed or trust made by the Lessor covering the Premises, the Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease. The provision of this Article to the contrary notwithstanding, and so long as Lessee is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

         P. Name. Lessee shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Lessee in the Premises.

         Q. Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

         R. Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

         S. Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

         T. Signs and Auctions. Lessee shall not place any sign upon the Premises or Building or conduct any auction thereon without Lessor's prior written consent.

                                   ARTICLE 28

                             REMODELING OF BUILDING

         Lessee acknowledges that Lessor intends to engage in extensive remodeling of the building of which the leasehold premises form a part, and agrees that Lessor may, for some period of time within the lease term, relocate all or a portion of the leasehold premises to another part of the building for the purpose of completing renovation or repairs. In such event Lessor shall use its best efforts to provide comparable space and minimize inconvenience to Lessee.

                                   ARTICLE 29

                                   RELOCATION

         Lessor reserves the right to relocate the premises to substantially comparable space within the building. Lessor will give Lessee written notice of its intention to relocate the premises, and Lessee will complete its relocation within thirty (30) days after Lessor's notice. The base monthly rent of the new space will not exceed the base monthly rent for the former premises. If Lessee does not wish to relocate its premises, Lessee may terminate this lease effective as of thirty (30) days after Lessor's initial notice. Upon Lessee's vacation and abandonment of the premises, Lessor will pay to Lessee a sum equal to one monthly installment of the base monthly rent payable under this lease, and will return the unused portion of the security deposit, and Lessor's and Lessee's obligations to each other will then end. If Lessee does relocate within the building then effective on the date of such relocation this lease will be amended by deleting the description of the former premises and substituting for it a description of the new space. Lessor agrees to pay the reasonable costs of moving Lessee to the new space.

                                   ARTICLE 30

                               NON-DISCRIMINATION

         Lessee herein covenants by and for himself, his heirs, executors, administrators and assigns, and all persons claiming under or through him, and this Lease is made and accepted upon and subject to the following conditions:

         That there shall be no discrimination against or segregation of any person or group of persons on account of race, color, creed, national origin or ancestry, in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the premises herein leased, nor shall Lessee himself, or any persons claiming under or through him, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of Lessees, Lessors, sublessors, sublessees or vendees in the premises herein leased.

                                   ARTICLE 31

                                 LESSOR'S AGENTS

         It is understood and agreed that this Lease is executed by Bressie and Company solely in their capacity as Lessor's agents and said Bressie and Company shall not be obligated to perform any of the terms, conditions or covenants to be performed by Lessor herein, nor in any way be liable hereunder.

                                   ARTICLE 32

                                     BROKERS

         Lessee warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only None and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

         IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE REAL ESTATE BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTIONS RELATING THERETO.

         THE PARTIES HERETO HAVE EXECUTED THIS LEASE AT THE PLACE AND ON THE DATE SPECIFIED IMMEDIATELY ADJACENT TO THEIR RESPECTIVE SIGNATURES.

                                        Lessor:  500 Third Street Associates
                                                 c/o Intereal Corporation
                                                 520 Third Street, Suite 555
                                                 San Francisco, CA 94107


                                                 By:  /s/
                                                     ---------------------------

                                                 Title: G.P.

                                                 Dated: 8/15/96

                                        Lessee:  Organic Online, Inc.

                                                 By:  /s/
                                                     ---------------------------
                                                         Director of Finance

                                                 Its: __________________________
                                                 Title: ________________________

                                                 Dated: 8/15/96

                                   EXHIBIT "A"

                              RULES AND REGULATIONS

         1. No sign placard, picture, advertisement, name or notice shall be inscribed, displayed or printed or affixed on or any part of the outside or inside of the Building without the written consent of Lessee first had and obtained and Lessee shall have the right to remove any such sign, placard, picture, advertisement, name or notice without notice to and at the expense of Tenant. All approved sign or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Tenant by a person approved of by Lessee. Tenant shall not place anything or allow anything to be placed near the glass of any window, door, partition or wall which may appear unsightly from outside the Premises; provided, however, that Lessee may furnish and install a Building standard window covering at all exterior windows. Tenant shall not without prior written consent of Lessee cause or otherwise sunscreen any window.

         2. The sidewalks, halls, passages, exits, entrances, elevators and stairways shall not be obstructed by any of the Lessors or used by them for any purpose other than for ingress and egress from their respective Premises.

         3. Tenant shall not alter any lock or install any new or additional locks or any bolts on any doors or windows of the Premises.

         4. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

         5. Tenant shall not overload the floor of the Premises or in any way deface the Premises or any part thereof.

         6. No furniture, freight or equipment of any kind shall be brought into the Building without the prior notice to Lessee and all moving of the same into or out of the Building shall be done at such time and in such manner as Lessee shall designate. Lessee shall have the right to prescribe the weight, size and position of all safes and other heavy equipment brought into the building and also the times and manner of moving the same in and out of the Building. Safes or other heavy objects shall, if considered necessary by Lessee, stand on supports of such thickness as is necessary to properly distribute the weight. Lessee will not be responsible for loss of or damage to any such safe or property from any cause and all damage done to the Building by moving or maintaining any such safe or other property shall be repaired at the expense of the Tenant.

         7. Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to the Lessee or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other Lessors or those having business therein, nor shall any animals or birds be brought in or kept in or about the Premises or the Building.

         8. No cooking shall be done or permitted by any Tenant on the Premises, nor shall the Premises be used for the storage of merchandise, for washing clothes, for lodging, or for any improper, objectionable or immoral purposes,

         9. Tenant shall not use or keep in the Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Lessee.

         10. Lessee will direct electricians as to where and how telephone and telegraph wire are to be introduced. No boring or cutting for wires will be allowed without the consent of the Lessee. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of the Lessee.

         11. On Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 P.M. and 8:00 A.M. the following day, access to the Building, or to the halls, corridors, elevators or stairways in the Building, or to the Premises may be refused unless the person seeking access is known to the person or employee of the Building in charge and has a pass or is properly identified. The Lessee shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, the Lessee reserves the right to prevent access to the Building during the continuance of the same by closing of the doors or otherwise, for the safety of the Lessors and protection of property in the Building and the Building.

         12. Lessee reserves the right to exclude or expel from the Building any person who, in the judgment of Lessee, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the rules and regulations of the Building.

         13. No vending machine or machines of any description shall be installed, maintained or operated upon the Premises without the written consent of the Lessee.

         14. Lessee shall have the right, exercisable without notice and without liability to Tenant, to change the name and street address of the Building of which the Premises are a part.

         15. Tenant shall not disturb, solicit, or canvass any occupant of the Building and shall cooperate to prevent same.

         16. Without the written consent of Lessee, Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

         17. Lessee shall have the right to control and operate the public portions of the Building, and the public facilities, and heating and air conditioning, as well as facilities furnished for the common use of the Lessors, in such manner as it deems best for the benefit of the Lessors generally.

         18. All entrance doors in the Premises shall be left locked when the Premises are not in use, and all doors opening to public corridors shall be kept closed except for normal ingress and egress from the Premises.













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



                                ADDENDUM TO LEASE

         IMPROVEMENTS:  PREMISES WORK:

         Lessor shall at it's sole cost and expense paint the premises white. In addition Lessor shall remove the hung ceiling framework and remove and remove and replace broken or missing windows. All other improvements to said premises shall be accomplished by Lessee at his sole cost and expense.

         Tenant agrees that the space, apart from said improvements, is provided in an as is condition.

         Tenant agrees that any walls removed by tenant shall be restored at Lessors option upon vacating space.

                      NOTICE OF CHANGE OF TERMS OF TENANCY

                          INTEREAL CORPORATION, AGENTS
                                  (415)778-3900

         To:     ORGANIC ONLINE, INC.
                 520 Third Street, Suite 540
                 San Francisco, CA 94107

         Dated:  September 3, 1996

         REFERENCE IS MADE to that certain lease dated July 22,1996 by and between 500 THIRD STREET ASSOCIATES, as Landlord, and ORGANIC ONLINE, INC., as Tenant.

         PLEASE TAKE NOTICE that the terms of the tenancy under which you hold possession of the described premises, Suite 540...., are hereby changed as follows:

         THE PREMISES THEREOF shall include Suite 510 consisting of 2,066 rentable square feet for a total of 8,585 which represents 5.72% of the total building square footage.

         THE BASE RENT THEREOF shall be increased by $1,549.50 for a total of $6,063.50 effective September 1, 1996. Rent will be adjusted periodically pursuant to the market conditions.

         SECURITY DEPOSIT shall be increased by $1,549.50 to a total of $6,063.50.

         EXCEPT FOR THESE CHANGES herein above specified, all other terms and conditions of your said tenancy remain the same.

ACCEPTED FOR LESSOR:                      ACCEPTED FOR LESSEE
500 THIRD STREET ASSOCIATES               ORGANIC ONLINE, INC.

By: /s/ Elbert P. Bressie                 By: /s/ J. D. Davids

Its:______________________________        Its: Director of Finance

Date: 12/28/96                            Date: 12/30/96



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

cc:  Accounting
     File
     Office of the Building

                         CONSENT TO ASSIGNMENT OF LEASE

         THIS CONSENT To ASSIGNMENT OF LEASE (the "Consent") is entered into as of January ___, 1997, by and among ORGANIC ONLINE, INC., a California corporation (the "Company"), 500 THIRD STREET ASSOCIATES ("Lessor") and ORGANIC ONLINE, INC., a Delaware corporation and a wholly-owned subsidiary of the Company (the "Subsidiary").

                                    RECITALS

         A. The Company and Lessor are parties to those certain leases described in Exhibit A attached hereto (collectively, the "Leases").

         B. Pursuant to the terms of an Asset Purchase Agreement (the "Agreement") to be entered into between the Company and Subsidiary concurrently with the date of this Consent, the Company will transfer substantially all of its assets and liabilities to Subsidiary and the Company will change its name to "Organic Holdings, Inc."

         C. The assets being transferred by the Company to Subsidiary pursuant to the terms of the Agreement include the Company's rights and obligations under the Leases.

         D. The parties desire to obtain Lessor's consent to the assignment of the Leases pursuant to Article 17 of the Leases and Subsidiary's agreement that it shall be bound by the terms of the Leases.

         In consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

                  1.1 Consent to Assignment. Lessor hereby consents to the Company' s assignment to Subsidiary of all of the Company's rights, benefits and obligations under the Leases.

                  1.2 Agreement to be Bound. Subsidiary hereby agrees to be bound by all of the Company's rights, benefits and obligations under the Leases and after the date of this Consent, each and every reference in the Leases to "Lessee" shall mean Subsidiary.

         IN WITNESS WHEREOF, the parties hereto have executed this Consent as of the date set forth in the first paragraph hereof.

                                        the "Company"

                                        ORGANIC ONLINE, INC.,

                                        a California company

                                        By: /s/ J.D. Davids
                                            ------------------------------------
                                                J.D. Davids, Director of Finance
                                                      [Print Name and Title]

                                        "Lessor"

                                        500 THIRD STREET ASSOCIATES

                                        By: /s/ Elbert P. Bressie
                                            ------------------------------------
                                                      G.P.
                                              [Print Name and Title]

                                        "Subsidiary"

                                        ORGANIC ONLINE, INC.

                                        a Delaware company

                                        By: /s/ Elbert P. Bressie
                                            ------------------------------------
                                            J.D. Davids, Director of Finance
                                                   [Print Name and Title]

                                    EXHIBIT A

                                  (THE LEASES)

         1. Lease dated July 22, 1996, between Lessor and the Company, relating to the Company's business offices at 510 Third Street, Suites 540, 548, 550 and 560, San Francisco, California.

         2. Lease dated July 22, 1996, between Lessor and the Company, relating to the Company's business offices at 510 Third Street, Suite 515, San Francisco, California.












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



                      NOTICE OF CHANGE OF TERMS OF TENANCY

         To:     ORGANIC ONLINE, INC.
                 520 Third Street, Suite 540
                 San Francisco, CA 94107

         Dated:  March 28,1997

         REFERENCE IS MADE to that certain lease dated June 22,1996 and the Notice of Change of Terms of Tenancy dated September 3, 1996 by and between Organic Online, Inc., Tenant and 500 Third Street, Associates, Landlord;

         PLEASE TAKE NOTICE that the terms of the tenancy under which you hold possession of the following described premises, Suite 540... which shall hereafter be designated as Suite 550-570 are hereby changed as follows:

         Article 1. Premises: Shall be adjusted to delete Suite 515 include an additional 6,661 square feet and they shall be known as Suite 520, approximately 2,060. s.f., Suite 530, approximately 2,060 s.f., Suite 540, approximately 2,060 s.f., Suite 536, approximately 220 s.f., and Suite 580, approximately 261 s.f. All suites are accepted in an "as-is" condition.

         Article 2. Term:  Month to month. Commencing April, 1997.

         Article 4. Base Rent: Lessee shall pay to Lessor an additional base rent in the sum of $5,701.00 per month. The base rent is subject to a C.P.I. increase on the anniversary date.

         Article 5. Security Deposit: Shall be increased by $5,701.00 to equal one months rent.

         Right of First Refusal: Tenant shall have the Right of First Refusal to lease space on the Fifth Floor of 510 Third Street on a longer term basis. In addition a Right of First Refusal is granted for the Third Floor of 510 Third Street on terms to be agreed upon before June 1, 1998 and delivered on June 1, 1998 or before if space is available.

         EXCEPT FOR THESE CHANGES herein specified all other terms and conditions of your said Tenancy are hereby ratified and affirmed.

ACCEPTED FOR TENANT:                    ACCEPTED FOR LANDLORD
ORGANIC ONLINE, INC.                    500 THIRD STREET ASSOCIATES

By: /s/ J.D. Davids                     By: /s/ Elbert P. Bressie

Date: 4/7/97                            Date: 4/7/97

cc:  Accounting, File

                      NOTICE OF CHANGE OF TERMS OF TENANCY

                          INTEREAL CORPORATION, Agents
                                  (415)778-3900

         To:     ORGANIC ONLINE, INC.
                 520 THIRD STREET, SUITE 540
                 SAN FRANCISCO, CA 94107

         DATED:  October 16,1997

         REFERENCE IS MADE to that certain Lease dated July 22,1996, and that Notice of Change of Terms of Tenancy dated September 3, 1996 and Notice of Change of Terms of Tenancy dated March 28,1997 by and between 500 THIRD STREET ASSOCIATES, as Landlord, and ORGANIC ONLINE, INC., as Tenant.

         PLEASE TAKE NOTICE that the terms of the tenancies under which you hold possession of the premises herein described as Suite 510 through Suite 580, and Penthouse are hereby changed to the following extent:

         Article 1. Premises: Shall include a total of 16,409 square feet situate on the northwesterly 1/2 of the fifth floor plus the penthouse which represents approximately 10.94% of the total building square footage.

         Article 2. Term: Five (5) years, commencing October 1, 1997 and expiring on September 30, 2002,

         Article 4. Base Rent: Shall be an average of $1.075 s.f. per month or:
                             October 1, 1997 - September 30, 1998 $16,409.00/mo.
                             October 1, 1998 - September 30, 1999 $17,024.00/mo.
                             October 1, 1999 - September 30, 2000 $17,640.00/mo.
                             October 1, 2000 - September 30, 2001 $18,255.00/mo.
                             October 1, 2001 - September 30, 2002 $18,870.00/mo.

         Rent Adjustment: Base rent as detailed in Article 4 above shall be adjusted on each anniversary date by an amount proportional to the increase in the Consumer Price Index pursuant to the provisions of
         Article 6.b. of the above cited Lease.

         Tenant Improvements: Lessee shall accomplish and pay for at its sole cost improvements to said premises as provided for in plans drawn by Van Meter, Williams and Pollack dated June 17, 1997 and designated Job #6703 which shall be built under a building permit and according to provisions of said Lease. Lessee shall obtain the written approval for all such plans and improvements from Lessor prior to their commencement.

         Option to Extend: Lessor grants Lessee an Option to Extend this Lease for said premises and any expansions for the period of five (5) years commencing October 1, 2002 on the same terms and conditions except for a further option and except that the rent shall be at a rate equal to 90% of the then fair market price, but in no event shall the rent including any escalations be less than that chargeable during the last month of the base term. Lessee shall give Lessor written notice that it is exercising its option on or before 180 day prior to the expiration of said original terms. If such notice is not received by March 31, 2002 then it shall expire and be of no further force or effect.

         Right of First Refusal: Lessor grants to Lessee a right of first refusal on Suite 505 containing 2,158 square feet on the northwesterly 1/2 of the 3rd floor of 510 Third Street, containing approximately 15,000 square feet. Lessee must respond within 4 working days of a written notice of a bonafide offer. If no written response accompanied by a deposit in the amount of first month's rent and a security deposit equal to one months rent, is received by Lessor within said 4 day time period then Lessor shall be deemed to have satisfied this provision and can conclude that Lessee does not wish to lease said space. Lessor shall then be free to enter into a lease with a third party on terms substantially equal to terms presented to Lessee.

         Recognizing that Lessor is leasing said space at a rent below current market levels, then parties agree that in the event that Jonathan Nelson voluntarily or involuntarily shall sell or transfer or cause to be sold or transferred, the controlling interest of Organic Online, Inc. or its survivors or assignees or if Organic Online, Inc., its survivors or assignees becomes a publicly traded company and Jonathan Nelson thereby at that time or at a later date becomes owner of a less than controlling interest in Organic Online Inc., then Jonathan Nelson shall in writing so advise Lessor and Lessor shall have the right at any time thereafter (upon sixty (60) days' prior written notice to Lessee) to adjust the base rent to a base rent that is equal to the then prevailing rent in the market place for comparable space. If parties should fail to agree on the value of said proposed rent as being a fair market rate, then the matter shall be settled by arbitration. Lessor and Lessee shall name a mutually acceptable arbitrator who shall be a licensed California real estate broker and recognized as an expert in rents and values of comparable local spaces. If parties fail to agree upon a mutually acceptable arbitrator then they shall each pick an arbitrator of similar competency and credentials who shall in turn agree upon a third neutral arbitrator and the three arbitrators shall establish said base rent which shall in no event be less than that then required by the provisions of said lease. Lessor and Lessee shall mutually share the expense of said arbitration.

         EXCEPT FOR THESE CHANGES herein above specified, all other terms and conditions of your said tenancy shall remain the same.

ACCEPTED FOR LESSOR:                    ACCEPTED FOR LESSEE
500 THIRD STREET ASSOCIATES             ORGANIC ONLINE, INC.

By: /s/ Elbert P. Bressie               By: /s/ Marita Scarfi

Its: G.P.                               Its: Director of Finance

Date: 10/21/97                          Date: 21 October 1997



cc:  Accounting
     File
     Office of the Building








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